KeyCorp First Quarter 2014 Earnings Review April 17, 2014 Beth E. Mooney Chairman and Chief Executive Officer Don Kimble Chief Financial Officer Exhibit 99.2

FORWARD-LOOKING STATEMENTS AND ADDITIONAL
INFORMATION DISCLOSURE
This presentation contains forward-looking statements, including statements about our financial condition, results of operations, asset quality trends, capital levels and profitability. Forward-looking statements can often be identified by words such as “outlook,” “goal,” “objective,” “plan,”
“expect,” “anticipate,” “intend,” “project,” “believe,” or “estimate.” Forward-looking statements represent management’s current expectations and forecasts regarding future events. If underlying assumptions prove to be inaccurate or unknown risks or uncertainties arise, actual results could vary materially from these projections or expectations.
Risks and uncertainties include but are not limited to: (1) deterioration of commercial real estate market fundamentals; (2) declining asset prices; (3)
adverse changes in credit quality trends; (4) changes in local, regional and international business, economic or political conditions; (5) the extensive and increasing regulation of the U.S. financial services industry; (6) increasing capital and liquidity standards under applicable regulatory rules; (7)
unanticipated changes in our liquidity position, including but not limited to, changes in the cost of liquidity, our ability to enter the financial markets and to secure alternative funding sources; (8) our ability to receive dividends from our subsidiary, KeyBank; (9) downgrades in our credit ratings or those of KeyBank; (10) operational or risk management failures by us or critical third-parties; (11) breaches of security or failures of our technology systems due to technological or other factors and cybersecurity threats; (12) adverse judicial proceedings; (13) the occurrence of natural or man-made disasters or conflicts or terrorist attacks; (14) a reversal of the U.S. economic recovery due to economic, political or other shocks; (15) our ability to anticipate interest rate changes and manage interest rate risk; (16) deterioration of economic conditions in the geographic regions where we operate;
(17) the soundness of other financial institutions; (18) our ability to attract and retain talented executives and employees, to effectively sell additional products or services to new or existing customers, and to manage our reputational risks; (19) our ability to timely and effectively implement our strategic initiatives; (20) increased competitive pressure due to industry consolidation; (21) unanticipated adverse effects of acquisitions and dispositions of assets or businesses; and (22) our ability to develop and effectively use the quantitative models we rely upon in our business planning.
We provide greater detail regarding these factors in our 2013 Form 10-K and subsequent filings, which are available online at www.key.com/ir and
www.sec.gov. Forward looking statements speak only as of the date they are made and Key does not undertake any obligation to update the forward-
looking statements to reflect new information or future events.
This presentation also includes certain Non-GAAP financial measures related to “tangible common equity,” “Tier 1 common equity,” “pre-provision net revenue,” and “cash efficiency ratio.” Management believes these ratios may assist investors, analysts and regulators in analyzing Key’s financials.
Although Key has procedures in place to ensure that these measures are calculated using the appropriate GAAP or regulatory components, they have limitations as analytical tools and should not be considered in isolation, or as a substitute for analysis of results under GAAP. For more information on these calculations and to view the reconciliations to the most comparable GAAP measures, please refer to the Appendix to this presentation or our most recent earnings press release.

Total average loans up 4% from prior year, driven by CF&A up 9%
Continued investment in fee-based businesses; noninterest income up 2%
from prior year
Disciplined expense management; expenses down 7% from 4Q13 and 3%
from prior year
Focused on continued improvement in productivity and efficiency
Net loan charge-offs improved with benefit from strong recoveries
NPAs down 33% compared to prior year
Strong level of reserves representing coverage of nearly 2x NPLs
Strong Risk
Management
Completed 2013 capital plan
– Common share repurchases of $141 million in 1Q14
No objection from Federal Reserve on 2014 capital plan
– Common share repurchases of up to $542 million and, subject to Board approval, an 18% increase in the quarterly common share dividend
– Total payout estimated to be among the highest in peer group for second consecutive year
Positive
Operating
Leverage
Investor Highlights – 1Q14
Execution of strategy and differentiated business model driving results
Disciplined
Capital
Management
Note: Payout ratio calculations based upon 2013 and 2014 CCAR submissions and generally available industry data

Driving Growth and Efficiency
First Quarter 2014 Actions
Leadership
Investments
Strategic
Initiatives
Launched purchase and prepaid cards
Continued development of online and mobile
Improved sales productivity
Announced exit of international leasing business
4
Realigned leadership to accelerate momentum
Community Bank
Commercial payments

Financial Review 5

Financial Highlights
TE = Taxable equivalent, EOP = End of Period
(a) From continuing operations
(b) Year-over-year average balance growth
(c)  From consolidated operations
(d) 3-31-14 ratios are estimated
(e) Non-GAAP measure: see Appendix for reconciliation
Metrics 1Q14 4Q13 3Q13 2Q13 1Q13
EPS – assuming dilution $  .26 $  .26 $  .25 $  .21 $  .21
Cash efficiency ratio (e) 64.9% 67.4% 67.5% 69.1% 66.0%
Net interest margin (TE) 3.00 3.01 3.11 3.13 3.24
Return on average total assets 1.13 1.08 1.12 .95 .99
Total loans and leases 4% 3% 5% 7% 6%
CF&A loans 9 8 11 14 16
Deposits (excl. foreign deposits) 4 8 5 8 7
Tier 1 common equity (d), (e) 11.2% 11.2% 11.2% 11.2% 11.4%
Tier 1 risk-based capital (d) 12.0 12.0 11.9 11.9 12.2
Tangible common equity to tangible assets (e) 10.1 9.8 9.9 10.0 10.2
NCOs to average loans .15% .27% .28% .34% .38%
NPLs to EOP portfolio loans .81 .93 1.01 1.23 1.24
Allowance for loan losses to EOP loans 1.50 1.56 1.62 1.65 1.70
Balance
Sheet
Growth (a), (b)
Capital (c)
Asset
Quality (a)
Financial
Performance (a)

Solid loan growth: average total loans up 4% from
prior year
– Driven by 9% increase in CF&A
Period-end loans up 2% from 12/31/13
Total commitments up from 4Q13 with slight
increase in line utilization
High quality new loan originations: consistent with
moderate risk profile
Loan Growth
$ in billions
Highlights Average Commercial, Financial & Agricultural Loans
Average Loans
Exit Portfolios (a) Home Equity & Other Total Commercial
$ in billions
$54.7
$52.6
(a) Growth in exit portfolio from 4Q13 reflects movement of international leasing business
$23.3
$25.4
$0.0
$7.0
$14.0
$21.0
$28.0
2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14
$0.0
$15.0
$30.0
$45.0
$60.0
2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14

Improving Deposit Mix
Highlights Funding Cost
Overall funding cost continues to improve
Transaction deposit balances up 6% from 1Q13
Deposits down from prior quarter primarily due to
expected reduction in commercial mortgage
servicing escrow balances
Total CD maturities and average cost
– 2014 Q2: $1.7 billion at .99%
– 2014 Q3: $1.2 billion at 1.39%
– 2014 Q4: $.7 billion at .79%
– 2015 and beyond: $2.9 billion at 1.37%
Average Deposits
(a)
$ in billions
Note: Transaction deposits include noninterest-bearing, and NOW and MMDA
Cost of total deposits (a)
Interest-bearing liability cost
CDs and other time deposits Savings Noninterest-bearing NOW and MMDA
$65.6
$63.2
(a) Excludes deposits in foreign office
.29%
.20%
.70%
.54%
.00%
.25%
.50%
.75%
1.00%
1.25%
2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14
$0.0
$10.0
$20.0
$30.0
$40.0
$50.0
$60.0
$70.0
2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14

Net Interest Income and Margin
TE = Taxable equivalent
Continuing Operations
Highlights
Net Interest Income (TE) & Net Interest Margin (TE) Trend
Net interest income down from prior quarter, due to:
– Competitive environment and asset repricing
– Fewer days in the quarter
– Lower loan fees
Maintaining moderate asset sensitive position
– Naturally asset sensitive balance sheet flows:
approximately 70% of loans variable rate
– High quality investment portfolio with average
life of 3.6 years
– Flexibility to quickly adjust interest rate risk
position
NIM Change (bps): vs. 4Q13
Earning asset mix  / lower levels of liquidity .06
Loan yield (.05)
Loan fees (.01)
Deposit balances and mix (.01)
Total Change (.01)
Net interest income (TE)
NIM (TE)
$ in millions
$620
$580
$540
$500
4.00%
3.50%
3.00%
2.50%
2.00%
$589
$569
3.24%
3.00%
2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14

Noninterest Income
TE = Taxable equivalent
Continuing Operations
Highlights Noninterest Income
Noninterest income up 2% from prior year, reflecting
investments and execution of business model
– Investment banking & debt placement (+6%)
– Cards & payments (+3%)
– Mortgage servicing (+88%, due to acquisition)
Change from prior quarter (down 4%) reflects:
– Higher commercial mortgage special servicing
income in 4Q13
– Seasonal decline in corporate-owned life insurance
1Q14
Noninterest Income Diversity
$ in millions
(a) Other includes corporate-owned life insurance, principal investing, etc.
Leveraged lease termination gains TruPS gains
$435
$425
(a)
$525
$450
$375
$300
$225
$150
2Q12 3Q12 4Q12 1Q13 2Q13
3Q13 4Q13 1Q14
15%
3%
19%
23%
7%
10%
9%
14%
Trust & Investment Services
Investment Banking & Debt Placement
Deposit Service Charges
Cards & Payments
Corporate Services
Mortgage Fees
Operating Lease Income
Other

Focused Expense Management
Noninterest Expense
$ in millions
Highlights
$662
Noninterest Expense Outlook
(a) Non-GAAP measure: see Appendix for reconciliation
(b) Excludes one-time gains of $54 million related to the redemption of trust preferred securities
$681
$2.8 B
Cash Efficiency Ratio
(a)
(b)
Expenses down 3% from prior year and 7% from
prior quarter
Achieved cash efficiency ratio target of 60% - 65%
Focused on continued improvement in efficiency
and driving further into targeted range
Y-o-Y:
low to
mid-
single
digit %
decline
FY13 Reported FY14 Outlook
Efficiency charges:
Pension charges:
$15 $37 $16 $22 $10
$2
$25
Efficiency and
pension charges,
as a % of revenue:
.8%
1.5%
1.5% 3.6% 3.9% 2.3% 1.0%
Cash efficiency ratio,
excluding efficiency and
pension charges
60%
65%
70%
2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14
$400
$500
$600
$700
$800
2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14

Focused Expense Management
$2.82 B
$117 MM
$2.70 B
Continued cost savings enable investments and offset normal expense growth
(4) % – (6) %
1% – 2.5%
1% - 2%
(a)
(a) Operating cost increase includes inflationary adjustments, annual merit increases, etc.
2% – 2.5%
12
Note: Percentage ranges based upon 2014 expense plans and calculated from 2013 reported NIE
Low to mid-
single digit
decline year-
over-year
2013 Reported
NIE
2013 Efficiency
and Pension
Charges
2013 NIE Excl.
Charges
Expense
Savings
Operating Cost
Increase
Investments 2014 NIE
Outlook Excl.
Charges
2014 Efficiency
Charges
2014 NIE
Outlook

Improving Efficiency
Cash Efficiency Ratio (a)
Current target:
60% - 65%
Driving productivity and continuous improvement
13
Rising interest rates present an opportunity for additional improvement, with long-term goal of moving below targeted range
65%
60%
55%
50%
1Q14 Business Growth,
Net of Investments
Expense Savings
2-3 Year Outlook
(a) Non-GAAP measure: see Appendix for reconciliation

Nonperforming Assets
Net Charge-offs & Provision for Loan and Lease Losses
NPLs
NPLs to period-end loans
NCOs Provision for loan and
lease losses
NCOs to average loans
$ in millions
$ in millions
NPLs held for sale,
OREO & other NPAs
Continued Improvement in Asset Quality
Highlights
Net loan charge-offs decreased 59% from 1Q13 to
$20 MM, or 15 bps of average loans
Total gross charge-offs down 14% from prior
quarter with recoveries up 28%
1Q14 total commercial loan recoveries exceeded
gross charge-offs by $8 MM
Net charge-offs expected to continue below the
targeted range for the remainder of the year
Allowance for Loan and Lease Losses
Allowance for loan and
lease losses to NPLs
Allowance for loan
and lease losses
$ in millions
$705
$469
$49
$20
$55
$6
.38%
.15%
(1.00)%
.00%
1.00%
2.00%
3.00%
$0
$40
$80
$120
2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14
$893
$834
137%
186%
100%
130%
160%
190%
$600
$700
$800
$900
$1,000
2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14
1.24%
.81%
0.40%
0.80%
1.20%
1.60%
$0
$200
$400
$600
$800
2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14

Disciplined execution of capital plan
– 1Q14: repurchased $141 MM in common shares
No objection from Federal Reserve on 2014 capital
plan, including:
– Share repurchase program of up to $542 MM
– 18% increase in quarterly common share
dividend (subject to Board approval)
Strong liquidity positions Key to take actions
necessary to meet LCR requirements
Tier 1 Common Equity
(a), (b)
Tangible Common Equity to Tangible Assets
(a)
Strong Capital
Highlights
Book Value per Share
(a) Non-GAAP measure: see Appendix for reconciliations
(b) 3-31-14 ratio is estimated
12.00%
10.00%
8.00%
6.00%
12.00%
10.00%
8.00%
6.00%
2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14
2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14
2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14
$11.50
$11.00
$10.50
$10.00
$9.50
$9.00
$8.50
$10.89
$11.43
11.40%
11.22%
10.24%
10.14%

2014 Outlook and Expectations
Loans
• Mid-single digit average balance growth
Net Interest
Income
• Relatively stable from 2013, with slight downward pressure from competitive environment
Noninterest
Income
• Low single-digit growth compared to prior year
Expense
• Low to mid-single digit percentage decline from 2013
Efficiency /
Productivity
• Positive operating leverage
Asset Quality
• Net charge-offs to average loans expected to continue below targeted range of 40 – 60 bps for the remainder of the year
Capital
• Disciplined execution of 2014 capital plan, including dividends and share repurchases

Guidance ranges: relatively stable: +/- 2%; low single-digit: <5%; mid-single digit: 4% - 6%

17 Appendix

Progress on Targets for Success
Focus areas
Metrics
(a)
1Q14 4Q13 Targets
Improving balance
sheet efficiency
Loan to deposit ratio
(b)
88% 84% 90-100%
Maintaining
moderate risk
profile
NCOs to average loans .15% .27%
40-60 bps
Provision to average loans .04% .14%
Growing high
quality, diverse
revenue streams
Net interest margin 3.00% 3.01% >3.50%
Noninterest income
to total revenue
43% 43% >40%
Generating
positive operating
leverage
Cash efficiency ratio
(c)
65% 67% 60-65%
Strengthening
returns with
disciplined capital
management
Return on average assets 1.13% 1.08% 1.00-1.25%
(a)  Continuing operations, unless otherwise noted
(b) Represents period-end consolidated total loans and loans held for sale (excluding education loans in the securitization trusts)
divided by period-end consolidated total deposits (excluding deposits in foreign office)
(c) Excludes intangible asset amortization; non-GAAP measure: see Appendix for reconciliation

Supporting business activities with
technology development
Driving productivity through improved
talent management
Driving Productivity and Efficiency
Revenue Growth Expense Savings
Community
Bank
Corporate
Bank
Improving sales productivity
Adding commercial and private bankers
in target markets
Enhancing online and mobile channels
Optimizing branch channel
Driving greater efficiencies through back
and middle-office processes
Enterprise
Adding senior bankers with industry
expertise and relationships
Strengthening commercial payment
product capabilities
Exiting international leasing originations
and reducing related cost structure
Variablizing cost through utilization of
third-party partners
Improving operational effectiveness
(Lean Six Sigma, variablizing costs)
Reducing occupancy costs
Right-sizing support activities

Average Total Investment Securities Highlights
Average AFS securities
$ in billions
High Quality Investment Portfolio
Portfolio composed of Agency-backed CMOs:
Fannie, Freddie & GNMA
– No private label MBS or financial paper
Average portfolio life at 3/31/14 of 3.6 years,
unchanged from 12/31/13
Securities cash flows of $.8 billion in 1Q14
and $.9 billion in 4Q13
Currently reinvesting cash flows into GNMA
securities, for Basel III liquidity
– 27% of total portfolio was GNMA at 3/31/14
Securities to Total Assets
(b)
(a)  Yield is calculated on the basis of amortized cost
(b)  Includes end of period held-to-maturity and available-for-sale securities
Average yield (a)
Average HTM securities
$15.9
2.54%
$17.1
$20.0
$15.0
$10.0
$5.0
$0.0
2Q12 3Q12
4Q12
1Q13 2Q13
3Q13
4Q13 1Q14
.00%
1.00%
2.00%
3.00%
4.00%
5.00%
2.19%
25%
20%
15%
10%
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
19% 19%

Asset Quality Trends
Quarterly Change in Criticized Outstandings
(a)
Delinquencies to Period-end Total Loans
(a) Loan and lease outstandings
(b) From continuing operations
30 – 89 days delinquent 90+ days delinquent
Continuing Operations
Continuing Operations
1.00%
.75%
.50%
.25%
.00%
.70%
.48%
.16% .16%
2Q12 4Q12 3Q12 1Q13 2Q13
3Q13
4Q13 1Q14
0%
(4)%
(2)%
(6)%
(8)%
(10)%
(12)%
(14)%
(16)%
2Q12 4Q12 3Q12 1Q13 2Q13
3Q13
4Q13 1Q14
(6)%
(5)%
Metric
(b)
1Q14 4Q13 3Q13 2Q13 1Q13
Delinquencies to EOP total loans: 30-89 days .48% .58% .54% .47% .70%
Delinquencies to EOP total loans: 90+ days .16 .13 .17 .15 .16
NPLs to EOP portfolio loans .81 .93 1.01 1.23 1.24
NPAs to EOP portfolio loans + OREO + Other NPAs .85 .97 1.08 1.30 1.34
Allowance for loan losses to period-end loans 1.50 1.56 1.62 1.65 1.70
Allowance for loan losses to NPLs 185.7 166.9 160.4 134.4 137.4

Credit Quality by Portfolio
Credit Quality
$ in millions
22
N/M = Not meaningful
Commercial, financial and agricultural
Commercial real estate:
Commercial Mortgage
Construction
Commercial lease financing
estate –
Home equity
Credit cards
Consumer other – Key Community Bank
Consumer other – Exit Portfolio
Continuing total
Discontinued operations
Consolidated total
Period-
end loans
Average
loans
Net loan
charge-
offs
Net loan
charge-offs /
average loans
(%)
Nonperforming
loans
Ending
allowance
Allowance /
Period-end
loans (%)
Allowance /
NPLs
(%)
3/31/14 1Q14 1Q14 1Q14 3/31/14 3/31/14 3/31/14 3/31/14
$   26,224
7,877
1,007
4,396
2,183
10,596
698
1,436
1,028
$   55,445
4,382
$   59,827
$   25,390
7,807
1,091
4,439
2,187
10,630
701
1,438
1,063
$    54,746
4,455
$    59,201
$             2
1
(12)
1
2
9
6
6
5
$           20
9
$           29
.03
.05
(4.46)
.09
.37
.34
3.47
1.69
1.91
.15
1.45
.21
$                   60
37
11
18
105
199
1
2
16
$                 449
24
$                 473
$            373
161
37
62
27
91
32
25
26
$            834
34
$            868
1.42
2.04
3.67
1.41
1.24
.86
4.58
1.74
2.53
1.50
1.41
1.50
621.67
435.14
336.36
344.44
25.71
45.73
N/M
N/M
162.50
185.75
145.83
183.72
Real residential mortgage
(d)
(a)
(e)
(c)
(b)
(d)
(b) Net loan charge-off amounts are annualized in calculation. NCO ratios for discontinued operations and consolidated Key exclude education loans in the securitization trusts since valued at fair-market value
(c) 3-31-14 NPL amount excludes $16 million of purchased credit impaired loans
(d)   3-31-14 allowance by portfolio is estimated. Allowance/period loans ratios for discontinued operations and consolidated Key exclude education loans in the securitization trusts since valued at fair-market value
(e)  3-31-14 ending loan balances include purchased loans of $159 million, of which $16 million were purchased credit impaired
(a)  3-31-14 ending loan balances include $95 million of commercial credit card balances; 3-31-14 average loan balances include $94 million of assets from commercial credit cards

(a) Average LTVs are at origination. Current average LTVs for Community Bank total home equity loans and lines is approximately 71%, which compares to 73% at the end of the fourth quarter 2013.
Home Equity Portfolio – 3/31/14
$ in millions, except average loan size
Home Equity Portfolio
Highlights
High quality portfolio
Community bank loans and lines: 97% of total portfolio; branch-
originated
– 58% first lien position
– Average FICO score of 764
– Average LTV at origination: 71%
$3.9 billion of the total portfolio are fixed rate loans that require principal and interest payments; $6.7 billion are lines
$1.4 billion in lines outstanding (13% of the total portfolio)
come to end of draw period in the next four years
– Proactive communication and client outreach initiated
near end of draw period
23
Vintage (% of Loans)
Loan
Balances
Average
Loan Size ($)
Average
FICO
Average
LTV (a)
% of Loans
LTV>90%
2012
and
later
2011 2010 2009
2008
and
prior
Loans and lines
First lien $ $ 766 68% .1% 44% 6% 4% 4% 42%
Second lien 4,282 47,351 761 76 3.7 29 5 4 4 58
Community Bank $ 57,826 764 71 1.8 38 5 4 4 49
Exit portfolio
315
22,524 729 80 31.1 - - - - 100
Total home equity portfolio $
Nonaccrual loans and lines
First lien $ $ 714 72% .4% 3% 4% 3% 5% 85%
Second lien 92 48,815 710 78 1.4 1 2 2 3 92
Community Bank $ 55,353 712 75 .9 2 3 2 4 89
Exit portfolio 11 23,981 703 78 27.8 - - - - 100
Total home equity nonaccruals $
First quarter net charge-offs (NCOs)
Community Bank $ 1% 3% 1% 3% 92%
% of average loans .28%
Exit Portfolio $ - - - - 100
% of average loans 2.50%
5,999
10,281
10,596
$
96
188
199
7
2
68,672
63,490

Balance Outstanding Change
3-31-14 12-31-13
3-31-14 vs.
12-31-13
3-31-14 12-31-13
Residential properties – homebuilder $          20 $          20 - $       (1) - $           7
Marine and RV floor plan 23 24 $            (1) - - 6 6
Commercial lease financing 1,381 782 599 (2) $        (2) 3 -
Total commercial loans 1,424 826 598 (3) (2) 16 13
Home equity – Other 315 334 (19) 2 3 11 16
Marine 965 1,028 (63) 4 5 15 26
RV and other consumer 63 70 (7) 1 1 1 1
Total consumer loans 1,343 1,432 (89) 7 9 27 43
Total exit loans in loan portfolio $     2,767 $     2,258 $        509 $         4 $         7 $         43
Discontinued operations – education lending
business (not included in exit loans above)
$    4,354 $    4,497 $        (143) $         9 $         9 $         20
$ in millions
(a) Includes (1) the business aviation, commercial vehicle, office products, construction and industrial leases; (2) Canadian lease financing portfolios;
(3) European lease financing portfolios; and (4) all remaining balances related to lease in, lease out; sale in, lease out; service contract leases; and
qualified technological equipment leases.
(b) Includes loans in Key’s consolidated education loan securitization trusts
(c) Credit amounts indicate recoveries exceeded charge-offs
$ in millions
Exit Loan Portfolio
Exit Loan Portfolio
24
$4,000
$3,000
$2,000
$1,000
$0
2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14
$2,758
$2,767
1Q14
(c)
4Q13
(c)
7 $
56 $
25
$
(a)
(b)
Growth in exit portfolio reflects
movement of international
leasing business
Balance on
Nonperforming Status
Net Loan Charge-offs

Three months ended
3-31-14 12-31-13 9-30-13 6-30-13 3-31-13
Tangible common equity to tangible assets at period end
Key shareholders’ equity (GAAP) $ 10,403 $ 10,303 $ 10,206 $ 10,229 $ 10,340
Less: Intangible assets
(b)
1,012 1,014 1,017 1,021 1,024
Preferred Stock, Series A
(c)
282 282 282 282 291
Tangible common equity (non-GAAP)  $ 9,109 $ 9,007 $ 8,907 $ 8,926 $ 9,025
Total assets (GAAP) $ 90,802 $ 92,934 $ 90,708 $ 90,639 $ 89,198
Less: Intangible assets
(b)
1,012 1,014 1,017 1,021 1,024
Tangible assets (non-GAAP) $ 89,790 $ 91,920 $ 89,691 $ 89,618 $ 88,174
Tangible common equity to tangible assets ratio (non-GAAP) 10.14% 9.80% 9.93% 9.96% 10.24%
Tier 1 common equity at period end
Key shareholders’ equity (GAAP) $ 10,403 $ 10,303 $ 10,206 $ 10,229 $ 10,340
Qualifying capital securities 339 339 340 339 339
Less: Goodwill 979 979 979 979 979
Accumulated other comprehensive income (loss)
(d)
(367) (394) (409) (359) (204)
Other assets
(e)
86 89 96 101 106
Total Tier 1 capital (regulatory) 10,044 9,968 9,880 9,847 9,798
Less: Qualifying capital securities 339 339 340 339 339
Preferred Stock, Series A
(c)
282 282 282 282 291
Total Tier 1 common equity (non-GAAP)  $ 9,423 $ 9,347 $ 9,258 $ 9,226 $ 9,168
Net risk-weighted assets (regulatory)
(f)
$ 83,951 $ 83,328 $ 82,913 $ 82,528 $ 80,400
Tier 1 common equity ratio (non-GAAP)
(f)
11.22% 11.22% 11.17% 11.18% 11.40%
Pre-provision net revenue
Net interest income (GAAP) $ 563 $ 583 $ 578 $ 581 $ 583
Plus: Taxable-equivalent adjustment 6 6 6 5 6
Noninterest income (GAAP) 435 453 459 429 425
Less: Noninterest expense (GAAP) 662 712 716 711 681
Pre-provision net revenue from continuing operations (non-GAAP) $ 342 $ 330 $ 327 $ 304 $ 333
GAAP to Non-GAAP Reconciliation (a)
$ in millions
25
a) For the reconciliation of periods prior to 2013, please see page 99 of our 2013 Form 10-K
b) Three months ended March 31, 2014, December 31, 2013, September 30, 2013, June 30, 2013, and March 31, 2013, exclude $84 million, $92 million, $99 million,
$107 million, and $114 million of period-end purchased credit card receivable intangible assets, respectively
c) Net of capital surplus for the three months ended March 31, 2014, December 31, 2013, September 30, 2013, and June 30, 2013
d) Includes net unrealized gains or losses on securities available for sale (except for net unrealized losses on marketable equity securities), net gains or losses on cash flow hedges, and amounts resulting from the application of the applicable accounting guidance for defined benefit and other postretirement plans
e) Other assets deducted from Tier 1 capital and net risk-weighted assets consist of disallowed intangible assets (excluding goodwill) and deductible portions of nonfinancial equity investments.  There were no disallowed deferred tax assets at March 31, 2014, December 31, 2013, September 30, 2013, June 30, 2013, and
March 31, 2013
f) 3-31-14 amount is estimated

GAAP to Non-GAAP Reconciliation (a) (continued)
$ in millions
(a) For the reconciliation of periods prior to 2013, please see page 99 of our 2013 Form 10-K
(b) Three months ended March 31, 2014, December 31, 2013, September 30, 2013, June 30, 2013, and March 31, 2013, exclude $89 million, $96 million, $103 million,
$110 million, and $118 million of average purchased credit card receivable intangible assets, respectively
26
Three months ended
3-31-14 12-31-13 9-30-13 6-30-13 3-31-13
Average tangible common equity
Average Key shareholders’ equity (GAAP) $ 10,371 $ 10,272 $ 10,237 $ 10,314 $ 10,279
Less: Intangible assets (average)
(b)
1,013 1,016 1,019 1,023 1,027
Preferred Stock, Series A (average) 291 291 291 291 291
Average tangible common equity (non-GAAP) $ 9,067 $ 8,965 $ 8,927 $ 9,000 $ 8,961
Return on average tangible common equity from continuing operations
Net income (loss) from continuing operations attributable to Key common shareholders (GAAP) $ 232 $ 229 $ 229 $ 193 $ 196
Average tangible common equity (non-GAAP) 9,067 8,965 8,927 9,000 8,961
Return on average tangible common equity from continuing operations (non-GAAP) 10.38% 10.13% 10.18% 8.60% 8.87%
Return on average tangible common equity consolidated
Net income (loss) attributable to Key common shareholders (GAAP) $ 236 $ 224 $ 266 $ 198 $ 199
Average tangible common equity (non-GAAP) 9,067 8,965 8,927 9,000 8,961
Return on average tangible common equity consolidated (non-GAAP) 10.56% 9.91% 11.82% 8.82% 9.01%
Cash efficiency ratio
Noninterest expense (GAAP) $ 662 $ 712 $ 716 $ 711 $ 681
Less: Intangible asset amortization (GAAP) 10 10 12 10 12
Adjusted noninterest expense (non-GAAP) $ 652 $ 702 $ 704 $ 701 $ 669
Net interest income (GAAP) $ 563 $ 583 $ 578 $ 581 $ 583
Plus: Taxable-equivalent adjustment 6 6 6 5 6
Noninterest income (GAAP) 435 453 459 429 425
Total taxable-equivalent revenue (non-GAAP) $ 1,004 $ 1,042 $ 1,043 $ 1,015 $ 1,014
Cash efficiency ratio (non-GAAP) 64.9% 67.4% 67.5% 69.1% 66.0%

$ in billions
Quarter ended
Mar. 31, 2014
Tier 1 common equity under current regulatory rules 9.4
Adjustments from current regulatory rules to the Regulatory Capital Rules:
Deferred tax assets and PCCRs (b) (.1)
Common Equity Tier 1 anticipated under the Regulatory Capital Rules (c) 9.3
Total risk-weighted assets under current regulatory rules 84.0
Adjustments from current regulatory rules to the Regulatory Capital Rules:
Loan commitments <1 year 1.0
Past Due Loans .2
Mortgage servicing assets (d) .5
Deferred tax assets (d) .2
Other 1.4
Total risk-weighted assets anticipated under the Regulatory Capital Rules 87.2
Common Equity Tier 1 ratio under the Regulatory Capital Rules 10.7%
Common Equity Tier 1 Under the Regulatory Capital
Rules (estimated)
(a)
KeyCorp & Subsidiaries
Table may not foot due to rounding
27
(a)
Tier 1 common equity is a non-generally accepted accounting principle (GAAP) financial measure that is used by investors, analysis and bank regulatory agencies to assess the capital position of financial services companies; management reviews Tier 1 common equity along with other measures of capital as part of its financial analyses
(b)
Includes the deferred tax asset subject to future taxable income for realization, primarily tax credit carryforwards, as well as the deductible portion of purchased credit card receivables
(c)
The anticipated amount of regulatory capital and risk-weighted assets is based upon the federal banking agencies’ Regulatory Capital Rules (as fully phased-in on January 1, 2019); Key is subject to the Regulatory Capital Rules under the “standardized approach”
(d)
Item is included in the 10%/15% exceptions bucket calculation and is risk-weighted at 250%
$
$
$
$